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                                                                    EXHIBIT (23)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated March 25, 1998, included in this Form 10K into the Company's previously filed Registration Statement on Form S-8 File No.
33-48215.



                                                  ARTHUR ANDERSEN LLP





Dallas, Texas
    April 7, 1998



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